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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

        CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

January 31, 2002

THE WALT DISNEY COMPANY
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OF JURISDICTION OF INCORPORATION)

1-11605 (COMMISSION FILE NUMBER)	95-4545390 (IRS EMPLOYER IDENTIFICATION NO.)
500 South Buena Vista Street, Burbank, California (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	91521 (ZIP CODE)

(818) 560-1000
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not applicable
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.    Other Events and Regulation FD Disclosure.

        Conference Call Presentations. On January 31, 2002, the Registrant held a telephonic and Webcast conference call concerning its earnings for the Registrant's fiscal quarter ended December 31, 2001. The conference call included presentations made by Michael D. Eisner, Chairman of the Board and Chief Executive Officer; Robert A. Iger, President and Chief Operating Officer; and Thomas O. Staggs, Senior Executive Vice President and Chief Financial Officer of the Registrant. A copy of the text of this presentation is filed herewith as Exhibit 99(a).

        The Registrant believes that certain statements in the earnings release and the presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Registrant's filings with the U.S. Securities and Exchange Commission, including the Registrant's annual report on Form 10-K for the year ended September 30, 2001.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits
	99(a)	Text of conference call presentations by executives of the Registrant on January 31, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY
By:	/s/ DAVID K. THOMPSON David K. Thompson Senior Vice President Assistant General Counsel

Dated: January 31, 2002

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FORM 8-K
  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE